SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 9, 2004
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                        (Date of earliest event reported)

                         CLICKSOFTWARE TECHNOLOGIES LTD.
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             (Exact name of registrant as specified in its charter)

Israel                               000-30827                    Not Applicable
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(State or other jurisdiction   (Commission File Number)            (IRS Employee
of incorporation)                                            Identification No.)

                               34 Habarzel Street
                             Tel Aviv, Israel 59710
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               (Address of principal executive offices) (Zip Code)
          Registrant's telephone, including area code: (972-3) 755-9400
                                 Not Applicable
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         (Former name and former address, if changed since last report)
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                               TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits

Item 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibits are furnished herewith:



EXHIBIT NO.              TITLE
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
99.1                     Press release dated July 9, 2004.

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


Item 12. Results of Operations and Financial Condition

     ClickSoftware Technologies Ltd. issued a press release on July 9, 2004 (the "Press Release") to announce its preliminary financial results for the second quarter ended June 30, 2004. A copy of the Press Release is attached as Exhibit 99.1.

     The information in this Form 8-K, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, as amended.

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


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CLICKSOFTWARE TECHNOLOGIES LTD.

BY: /s/ Shmuel Arvatz
---------------------
Shmuel Arvatz
Executive Vice President and Chief Financial Officer

Dated: July 9, 2004


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


                                  EXHIBIT INDEX

EXHIBIT NO.              TITLE
--------------------------------------------------------------------------------
99.1                     Press release dated July 9, 2004.
--------------------------------------------------------------------------------



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